UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2026

MAIA Biotechnology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41455	83-1495913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

444 West Lake Street, Suite 1700 Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

(312) 416-8592

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MAIA	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 2, 2026, MAIA Biotechnology, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Konik Capital Partners, LLC, a division of T.R. Winston and Company, LLC (the “Underwriter”), pursuant to which the Company agreed to issue and sell in an underwritten public offering (the “Offering”) an aggregate of 20,000,000 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (“Common Stock”). The public offering price for each share of Common Stock is $1.50, and the Underwriter has agreed to purchase the shares of Common Stock pursuant to the Underwriting Agreement at a price for each share of Common Stock of $1.425.

Pursuant to the terms of the Underwriting Agreement, the Company has granted the Underwriter a 30-day option to purchase up to an additional 3,000,000 shares of Common Stock (the “Option Shares” and together with the Shares, the “Securities”) solely to cover over-allotments, if any, at the original offering price to the public for the Common Stock less the underwriting discounts and commissions.

The Offering is being made pursuant to the Company’s registration statement on Form S-3 (File No. 333-273984), previously filed with the Securities and Exchange Commission (the “SEC”) on August 15, 2023, and declared effective on August 23, 2023, a base prospectus dated August 23, 2023, and a prospectus supplement dated March 2, 2026 (the “Prospectus Supplement”). This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy any of the Shares or Option Shares.

Pursuant to the Underwriting Agreement, the Company and its officers and directors agreed to a 60-day “lock-up” period with respect to sales of specified securities, subject to certain exceptions, with each of the officers and directors signing separate lock-up agreements.

The legal opinion, including the related consent, of Sheppard Mullin Richter & Hampton, LLP relating to the issuance and sale of the Shares and the Option Shares to be issued in the Offering is filed as Exhibit 5.1 hereto.

Gross proceeds from the Offering were approximately $30.0 million, before deducting underwriting discounts and commissions and estimated Offering expenses payable by the Company. The Company intends to use the net proceeds from the Offering to conduct clinical trials and for working capital and general corporate purposes.

The purchase and sale of the Shares and the closing of the Offering, occurred on March 4, 2026.

The foregoing descriptions of the Underwriting Agreement and the lock-up agreements do not purport to be complete and are qualified in their entirety by reference to the copy of the Underwriting Agreement, and the form of lock-up agreement, which are filed herewith as Exhibits 1.1, and 10.1 to this Current Report on Form 8-K, respectively.

The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Underwriting Agreement and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Underwriting Agreement is incorporated herein by reference only to provide investors with information regarding the terms of the Underwriting Agreement, and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the SEC.

Item 8.01 Other Events.

On March 2, 2026, the Company issued a press release announcing the launch of the Offering. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On March 2, 2026, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

On March 4, 2026, the Company issued a press release announcing the closing of the Offering. A copy of the press release is attached as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that involve estimates, assumptions, risks and uncertainties. Forward-looking statements include, but are not limited to, statements related to the amount of proceeds expected from the Offering and the timing and certainty of completion of the Offering. The risks and uncertainties relating to the Company and the Offering include general market conditions, the Company’s ability to complete the Offering on favorable terms, or at all, as well as other risks detailed from time to time in the Company’s filings with the SEC, including in its Annual Report on Form 10-K for the year ended December 31, 2024, its Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, and the Prospectus Supplement. These documents contain important factors that could cause actual results to differ from current expectations and from the forward-looking statements contained in this Current Report on Form 8-K. These forward-looking statements speak only as of the date of this Current Report on Form 8-K and the Company undertakes no obligation to publicly update any forward-looking statements to reflect new information, events or circumstances after the date of this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement dated March 7, 2026, by and between MAIA Biotechnology, Inc. and Konik Capital Partners LLC
5.1	Opinion of Sheppard Mullin Richter & Hampton LLP
10.1	Form of Lock-up Agreement
23.1	Consent of Sheppard Mullin Richter & Hampton LLP (included in Exhibit 5.1)
99.1	Press Release dated March 2, 2026 (launch press release)
99.2	Press Release dated March 2, 2026 (pricing press release)
99.3	Press Release dated March 4, 2026 (closing press release)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 4, 2026

MAIA BIOTECHNOLOGY, INC.

By:	/s/ Vlad Vitoc
Name:	Vlad Vitoc
Title:	Chief Executive Officer

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